EXHIBIT 99.1

PORTSMOUTH SQUARE, INC. DECLARES SPECIAL DIVIDEND

Los Angeles, California, December 10, 2012 – Portsmouth Square, Inc. (OTCBB: PRSI) today announced that its Board of Directors has declared a special cash dividend of $0.25 per common share, payable on December 28, 2012 to shareholders of record as of December 21, 2012.

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Statements in this release which are not historical facts are “forward looking statements” and “safe harbor statements” under the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including risks and/or uncertainties as described in the Company’s public filings with the Securities and Exchange Commission.

CONTACT:	Michael G. Zybala, Vice President, Secretary and
General Counsel, Telephone: (310) 466-7961